Debt Securities Held for which Other-Than-Temporary Impairment Loss has been Recognized in Current Period or Previously (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
OtherThanTemporary Impairment Non Credit Losses Recognized In Earnings [Line Items]
Fair Value	$ 51.5	$ 73.6
Amortized Cost Basis	59.0	96.8
Noncredit-related Losses Recognized in OCI	(7.5)	(23.2)
Tax Effect	2.8	8.6
Amount Recognized in OCI	$ (4.7)	$ (14.6)